UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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Preliminary Information Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2))

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Definitive Information Statement

NOVATION HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

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Novation Holdings, Inc.

1800 NW Corporate Boulevard, Suite 201

Boca Raton, FL 3431

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Stockholders:

This information statement (“Information Statement”) is being furnished to holders of record of the common stock, par value $0.001 per share (the “Common Stock”), at the close of business on July 24, 2013 of Novation Holdings, Inc., a Florida corporation (the “Company”), with respect to certain corporate actions of the Company.  This Information Statement is first being mailed or furnished to the stockholders of the Company on or about August 23, 2013.

The purpose of this Information Statement is to notify stockholders of the Company that, on July 24, 2013, the Company received a written consent in lieu of a meeting of stockholders from the holder of 40,000,000 shares of Common Stock (representing 27.3% of the issued and outstanding shares of Common Stock and approximately 13.4% of the total vote of common shares) and 5,000,000 shares of Series A Preferred Stock, carrying a vote equal to 51 percent of all shares entitled to vote, a cumulative total of approximately 64.4% of the total vote.  The written consent adopted a resolution approving an amendment to the Company’s articles of incorporation increasing the authorized number of common shares of the Company.

ONLY THE STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON  JULY 24, 2013 ARE ENTITLED TO NOTICE OF THE CORPORATE ACTION.  STOCKHOLDERS WHO HOLD IN EXCESS OF 50% OF THE COMPANY’S SHARES OF VOTING CAPITAL STOCK ENTITLED TO VOTE ON THE ACTION HAVE VOTED IN FAVOR OF THE ACTION.  AS A RESULT, THE ACTION HAS BEEN APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER STOCKHOLDERS OF THE COMPANY.  THIS ACTION IS EXPECTED TO BE EFFECTIVE ON A DATE THAT IS AT LEAST 20 DAYS AFTER THE MAILING OF THIS INFORMATION STATEMENT.

The Company’s board of directors is not soliciting your proxy.  This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended.  The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Michael Gelmon

Michael Gelmon

President

August 13, 2013

Novation Holdings, Inc.

1800 NW Corporate Boulevard, Suite 201

Boca Raton, FL 3431

INFORMATION STATEMENT

This information statement (“Information Statement”) is being furnished to holders of record of the common stock, par value $0.0001 per share (the “Common Stock”), at the close of business on July 24, 2013 of Novation Holdings, Inc., a Florida corporation (the “Company”), with respect to certain corporate actions of the Company.  This Information Statement is first being mailed or furnished to the stockholders of the Company on or about August 14, 2013.

ABOUT THIS INFORMATION STATEMENT

What is the purpose of this Information Statement?

This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify stockholders of the Company, as of the close of business on July 24, 2013 (the “Record Date”), of the corporate actions expected to be taken pursuant to the written consent of a majority of the total voting power held by stockholders of the Company.  A holder of a majority of the total voting power of all classes of the Company’s common and preferred stock, voting together, has approved an amendment to the Company’s articles of incorporation to increase the number of common shares authorized to be issued by the Company (the “Action”).  In order to eliminate the costs and management time involve in holding a special meeting, and in order to effect the corporate action as soon as possible, the Company decided to proceed with the corporate action by obtaining the written consent of a stockholder holding a majority of the voting power of the Company, in accordance with Florida Law.

Who is entitled to notice?

All holders of shares of Common Stock of record on the close of business on the Record Date are entitled to notice of the Action.

On what corporate matters did the principal stockholders vote?

One shareholder holds a majority (51% of the total vote) of the issued and outstanding voting capital stock entitled to vote on the Action.  The stockholder has voted for the following:

•

For the approval of an amendment to the articles of incorporation of the Company to approve the number of common shares of the Company authorized to be issued to 2,500,000,000 shares of common stock, par value $0.001 and the number of preferred shares of the Company to be 5 million shares, par value $0.001 (no change).

What vote is required to approve the Action?

In order to amend the articles of incorporation of the Company, the affirmative vote of a majority of the voting capital stock is required.  On July 24, 2013, 1 stockholder of the Company holding in excess of 50 percent of the outstanding vote, voted in favor of the Action.  Under the General Corporation Law, as amended, of the State of Florida, and in accordance with the Bylaws of the Company, all activities requiring stockholder approval may be taken by obtaining the written consent and approval of holders of voting stock of the Company having a majority of the total vote of shares authorized to vote on the matter, in lieu of a meeting of the stockholders.  Because one shareholder entitled to cast a vote representing 1,000,000 shares of Series A Preferred Stock (which shares are equal to 51% of the total outstanding votes of the Company on the Record Date), no action by the minority stockholders in connection with the Action is required.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of the Record Date, with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than five percent, (ii) each of the Company’s executive officers, directors and director designees, and (iii) the Company’s executive officers, directors and director designees as a group.

Name of Beneficial Owner(1)	Number Of Shares	Percent Ownership
Michael Gelmon(2)	111,112	--%

All Directors, Officers and Principal Stockholders as a Group	111,112	--%

Lin-Han Century Corp.(3)	1,000,000	51%

(1)	The address of each shareholder is care of Novation Holdings at the address of record unless otherwise stated.

(2)	Michael Gelmon, is the Chairman and President of Novation Holdings, Inc.

   (3)   Lin-Han Century Corp. holds 1,000,000 shares of convertible preferred stock which votes with the common stock, and holds a total of 51% of the total voting of all classes entitled to vote.

ACTION

AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE

THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

On July 24, 2013, the Company’s sole member of the board of directors adopted a resolution declaring it advisable to amend the Company’s articles of incorporation to increase the number of common shares of the Company authorized to be issued to 2,500,000,000 common shares. On July 24, 2013, the Company received a written consent in lieu of a meeting of stockholders from 1 holder of 1,000,000 shares of preferred stock, having a vote of 51% of the total shares entitled to vote, approving the Action.  A copy of the Articles of Amendment is attached as Appendix A hereto.

Purpose of the Action

Over the course of the last several months, the Board of Directors has discussed the availability of authorized common shares to be issued by the Company in light of the current market price and trading activity of the common shares of the Company on the OTC Markets QB tier and the rights of certain holders of convertible promissory notes to convert at a price pegged to market price.  The Board of Directors has determined that it is in the best interest of the Company to increase the authorized number of common shares in order to meet the obligations of the Company under the terms of those certain convertible promissory notes.  Accordingly, the Board of Directors recommended that the Company increase the number of common shares that the Company is authorized to issue to 2,500,000,000.

There are no pending transactions and no specific uses for the newly authorized shares other than for the anticipated conversions of outstanding convertible promissory notes already issued into common stock, and to meet certain reserve requirements in the convertible promissory notes to insure that there are sufficient common shares available for future conversions. We do not have any plans, arrangements or understandings, written or oral, to issue any of the shares that will be newly available as a result of the amendment. We have not entered into any agreements and do not have any understanding or arrangements for any particular business combination.

Effect of Amendment

Under the amendment, the number of authorized shares of our common stock will be increased.  This will increase significantly the ability of our Board of Directors to issue authorized and unissued shares of our common stock, without further shareholder action.  We do not have any plans, arrangements or understandings, written or oral, to issue any of the shares that will be newly available as a result of the amendment, except in connection with any conversions of already issued convertible promissory notes into common stock, according to the terms of those promissory notes.. We have not entered into any agreements and do not have any understanding or arrangements for any particular business combination. The issuance in the future of such additional authorized shares of our common stock may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights of the currently outstanding shares of our common stock.  The effective increase in the number of authorized but unissued shares of our common stock may be construed as having an anti-takeover effect by permitting the issuance of our common stock to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions our Certificate of Incorporation, as amended, or bylaws.

Effective Date of the Amendment

The Articles of Amendment of the Company will become effective upon the filing of the certificate of amendment to the Company’s articles of incorporation with Secretary of State of the State of

Florida.  Pursuant to Rule 14c-2 under the Exchange Act, the foregoing Action may not become effective until a date that is at least 20 days after the date on which this Information Statement has been mailed to the stockholders of the Company.

Dissenters’ Right of Appraisal

Under Florida law and the Company’s articles of incorporation and bylaws, no stockholder has any right to dissent to the proposed amendment to increase the number of common shares that the Company is authorized to issue and to change the par value, and no stockholder is entitled to appraisal of or payment for their shares of Common Stock pursuant to the Action.

No Meeting of Stockholders Required

The Company is not soliciting any votes with regard to the Action.  The principal stockholders that have consented to the Action hold a majority of the total issued and outstanding shares of voting capital stock and, accordingly, such principal stockholders have sufficient shares to approve the Action.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

For the fiscal year ending on August 31, 2012, there were no transactions with related persons required to be disclosed in this Information Statement other than items already disclosed in our Annual Report on Form 10-K for the year ended August 31, 2012.

PROPOSALS BY SECURITY HOLDERS

No security holder has requested the Company to include any additional proposals in this Information Statement.

INTEREST OF CERTAIN PERSONS IN OR IN OPPOSITION TO MATTERS TO BE ACTED UPON

No officer, director or director nominee of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer, director or director nominee of the Company.  No director of the Company has informed the Company that he intends to oppose the proposed actions to be taken by the Company as set forth in this Information Statement.

ADDITIONAL INFORMATION

The Company files reports with the Securities and Exchange Commission (the “SEC”).  These reports include annual and quarterly reports, as well as other information the Company is required to file pursuant to securities laws.  You may read and copy materials the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company received contrary instructions from one or more of the security holders.  The Company shall deliver promptly, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered.  A security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to the Company at 1800 NW Corporate Boulevard, Suite 201, Boca Raton, FL 33431.  A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements, proxy statements and annual reports.

.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Michael Gelmon

Michael Gelmon

President

August 13, 2013

APPENDIX A

STATE OF FLORIDA

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the laws of the State of Florida does hereby certify:

FIRST: That at a meeting of the Board of Directors of Novation Holdings, Inc. held on July 24, 2013, the following Resolution was duly adopted:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "IV" so that, as amended, said Article shall be and read as follows:

The number of shares the corporation is authorized to issue is 2,505,000,000 shares, made up of 2,500,000,000 shares of $0.001 par value common stock and 5,000,000 shares of $0.001 preferred stock, with the series, rights, preferences and benefits of the preferred shares to be set from time to time by the Board of Directors.

SECOND: a majority of the issued and outstanding voting stock of the corporation approved the Resolution by written consent action.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 14th day of  August, 2013.

By:__/s/ Michael Gelmon___________________

Title: President

Name: Michael Gelmon